UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant	☐ Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

McKESSON CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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McKesson Corporation
Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders to be held on July 31, 2019
Dallas/Fort Worth Airport Marriott, 8440 Freeport Parkway, Irving, TX.
This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The Proxy Statement and Annual Report to Stockholders are available at www.viewproxy.com/MCK/2019.If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before July 23, 2019 to facilitate timely delivery.
Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.
STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.
To the Stockholders of McKesson Corporation.
Notice is hereby given that the Annual Meeting of Stockholders of McKesson Corporation will be held on
July 31, 2019 at 8:30 a.m. Central Daylight Time at Dallas/Fort Worth Airport Marriott, 8440 Freeport Parkway, Irving, TX to consider and vote on the following matters:
1. Election of ten directors for a one-year term:
01. Dominic J. Caruso, 02. N. Anthony Coles, M.D., 03. M. Christine Jacobs, 04. Donald R. Knauss,
05. Marie L. Knowles, 06. Bradley E. Lerman, 07. Edward A. Mueller, 08. Susan R. Salka, 09. Brian S. Tyler,
10. Kenneth E. Washington.
2. Ratification of the appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm for the fiscal year ending March 31, 2020.
3. Advisory vote on executive compensation.
4. Shareholder proposal on disclosure of lobbying activities and expenditures.
5. Shareholder proposal on 10% ownership threshold for calling special meetings of shareholders.
The Board of Directors recommends a vote “FOR” the election of all of the director nominees listed in
Proposal 1 and “FOR” Proposals 2, 3 and “AGAINST” Proposals 4 and 5.
The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.
Material for this annual meeting and future meetings may be requested by one of the following methods:
INTERNET TELEPHONE
E-MAIL
To view your proxy materials online, go to www.viewproxy.com/MCK/2019.
Have the 11 digit control number available when you access the website and follow the instructions.
877-777-2857 TOLL FREE
requests@viewproxy.com
* If requesting material by e-mail, please send a blank e-mail with the company name and your
11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.
You must use the 11 digit control number located in the box below.
SCAN TO
VIEW MATERIALS & VOTE
CONTROL NUMBER

McKesson Corporation
Meeting Location
Dallas/Fort Worth Airport Marriott, 8440 Freeport Parkway, Irving, TX.
For directions to the Annual Meeting, please visit:
https://www.marriott.com/hotels/maps/travel/dfwap-dallas-fort-worth-airport-marriott/
The following proxy materials are available to you for review at: www.viewproxy.com/MCK/2019
Proxy Statement
2019 Annual Report to Stockholders
ACCESSING YOUR PROXY MATERIALS ONLINE
Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically.
You must reference your control number to vote by Internet or request a paper copy of the proxy materials.
You May Vote Your Proxy When You View The Materials On The Internet
You Will Be Asked To Follow The Prompts To Vote Your Shares
Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.
REQUESTING A PAPER COPY OF THE PROXY MATERIALS
By telephone please call 1-877-777-2857
or
By logging onto http://www.viewproxy.com/MCK/2019 or
By email at: requests@viewproxy.com
Please include the company name and your control number in the subject line.